Income taxes - Movement of the valuation allowance for the deferred tax assets (Details) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Deferred Tax Assets [Roll Forward]
Beginning balance	¥ 582,644	¥ 537,172	¥ 550,520
Increase during the year	170,437	45,472	121,245
Reversal of net operating loss carryforwards due to the Restructuring	0	0	(134,593)
Ending balance	¥ 753,081	¥ 582,644	¥ 537,172